IMPERIAL BANKFUND
                               -----------------














                                 ANNUAL REPORT
                               FEBRUARY 29, 2000

                                IMPERIAL BANKFUND




April 30th, 2000


Dear Fellow Imperial BankFund Shareholders:

Let us start by saying that we are currently in an environment of great change within our economy. As investors scramble to find sectors that will benefit from this new age economy, our responsibility is to position the fund to achieve the highest return possible for the risk being taken.

In light of recent changes in legislation, we believe that the financial services industry's consolidation trend underway now for quite some time is about to intensify. Banks, brokerage firms and insurance companies are now able to compete in each other's businesses. As investors try to speculate about this consolidation, our focus has been and will continue to be to own the industry leaders.

Further, we also believe that the opportunities for growth in what would otherwise be considered a mature industry appears to be very expansive. However, this sector's valuations will probably continue to remain undervalued until at least two issues are finally put to rest; interest rates and how financial services will be delivered to the consumer.

Finally, we believe that investors who have the foresight to own shares in financial services companies should be, in time, rewarded for their patience. As fellow shareholders, we are hopeful that we, too, will be rewarded for this tenacity. Thank you for your continued patience and support.

Sincerely,



/s/ David W. Allaire                        /s/ Michael Laliberte'
David W. Allaire                            Michael Laliberte'
CO-Portfolio Manager                        CO-Portfolio Manager




                                IMPERIAL BANKFUND
                             SCHEDULE OF INVESTMENTS
                               February 29, 2000

                                                             MARKET
    SHARES                                                   VALUE
    ------                                                   -----

          COMMON STOCKS - 94.73%

          BUSINESS SERVICES - .71%
    150   Paychex, Inc. ..................................   $ 7,509
                                                         -----------
          COMMERCIAL BANKS - .49%
    300   National Commerce Bancorporation ...............     5,100
                                                         -----------

          COMPUTER HARDWARE - .97%
    100   International Business Machines ................    10,200
                                                         -----------
          DIVERSIFIED OPERATIONS - 1.25%
    100   General Electric ...............................    13,219
                                                         -----------

          FINANCIAL SERVICES - 17.51%
  1,200  +Concord EFS, Inc. ..............................    23,475
    735  +E*Trade Group, Inc. ............................    18,099
  1,000   Finova Group, Inc. .............................    28,625
    800   Freddie Mac ....................................    33,400
    400   Merrill Lynch & Co., Inc. ......................    41,000
  1,000   Metris Companies, Inc. .........................    25,875
    200   Morgan Stanley Dean Witter .....................    14,088
                                                         -----------
                                                             184,562
                                                         -----------

          INSURANCE - 3.92%
    800   Citigroup, Inc. ................................    41,350
                                                         -----------

          INVESTMENT SERVICES - 6.67%
  1,500  +Knight/Trimark Group Inc. - Class A ............    70,313
                                                         -----------

          MONEY CENTER - 9.32%
    400   Bank of America Corp. ..........................    18,425
    200   Bank Of New York Co., Inc. .....................     6,662
    600   Chase Manhattan Corp. ..........................    47,775
  1,000   Toronto-Dominion Bank ..........................    25,375
                                                         -----------
                                                              98,237
                                                         -----------
          REGIONAL BANK - 37.40%
    200   Comerica, Inc. .................................     7,387
  1,040   Commerce Bancorp, Inc. .........................    34,970
  1,200   First Union Corp. ..............................    35,400
  2,500   Firstar Corp. ..................................    44,531






                       See Notes to Financial Statements





                                IMPERIAL BANKFUND
                             SCHEDULE OF INVESTMENTS
                               February 29, 2000
                                   (CONTINUED)
                                                             MARKET
    SHARES                                                   VALUE
    ------                                                   -----

          REGIONAL BANK - 37.40% (CONTINUED)
  1,100   Fleet Boston Financial Corp. ...................   $29,975
    300   Keycorp ........................................     5,081
  2,200   MBNA Corp. .....................................    50,050
  2,000   North Fork Bancorp, Inc. .......................    32,750
    600   Northern Trust Corp. ...........................    33,900
    700   Providian Financial Corp. ......................    45,369
    500   State Street Corp. .............................    36,438
    600   Synovus Financial Corp. ........................     9,825
    300   US Bancorp .....................................     5,494
    700   Wells Fargo Co. ................................    23,144
                                                         -----------
                                                             394,314
                                                         -----------
          SAVINGS & LOAN BANK - 9.02%
    300   Astoria Financial Corp. ........................     7,144
  1,200   Capital One Financial Corp. ....................    44,175
  2,200   Charter One Financial, Inc. ....................    34,650
    600   + Net.B@nk, Inc. ...............................     9,075
                                                         -----------
                                                              95,044
                                                         -----------

          TRANSPORTATION - RAILROADS - 7.47%
  1,000   Kansas City Southern Industries ................    78,750
                                                         -----------

          TOTAL COMMON STOCK
          (Cost $1,158,135) ..............................   998,598
                                                         -----------

          SHORT TERM INVESTMENTS - 4.65%
 49,000   Firstar Treasury Fund
          (Cost $49,000) .................................    49,000
                                                         -----------
          TOTAL INVESTMENTS
          (Cost $1,207,135).................   99.38%      1,047,598
          Other assets less liabilities.....    0.62%          6,596
                                              ------     -----------
          TOTAL NET ASSETS..................  100.00%    $ 1,054,194
                                              ======     ===========

+ Denotes non-income producing security.






                                IMPERIAL BANKFUND
                       STATEMENT OF ASSETS AND LIABILITIES
                               February 29, 2000


ASSETS:
       Investments in securities, at value
        (cost $1,207,135)  (Note 2) .................    $1,047,598
       Cash .........................................         2,076
       Dividends and interest receivable ............         1,328
       Receivable for fund shares sold ..............        16,299
       Due from advisor  (Note 3) ...................        33,118
       Prepaid expenses .............................         1,850
                                                        -----------
       Total assets .................................     1,102,269
                                                        -----------

LIABILITIES:
       Accrued distribution fee  (Note 5) ...........         3,470
       Other accrued expenses .......................        44,605
                                                        -----------
       Total liabilities ............................        48,075
                                                        -----------
         Net Assets .................................   $ 1,054,194
                                                        ===========

NET ASSETS CONSIST OF:
       Capital stock, $.001 par value;1,000,000
          shares authorized; 124,655 shares
          outstanding ...............................   $ 1,228,766
       Accumulated net realized loss from
         investment transactions ....................       (15,035)
       Net unrealized depreciation on investments ...      (159,537)
                                                        -----------
          Net Assets ................................   $ 1,054,194
                                                        ===========

       Net asset value per share ( $1,054,194/124,655
       shares outstanding) ..........................   $      8.46
                                                        ===========

       Offering price per share (100/95.25 of $8.46)    $      8.88
                                                        ===========






                       See Notes to Financial Statements.



                                IMPERIAL BANKFUND
                             STATEMENT OF OPERATIONS
                      For the year ended February 29, 2000


INVESTMENT INCOME:
       Dividends .......................................   $  10,709
       Interest ........................................       1,513
                                                           ---------
         Total investment income .......................      12,222
                                                           ---------
EXPENSES:
       Advisory fees (Note 3) ..........................       7,677
       Distribution fees (Note 5) ......................       3,837
       Administration fees .............................      23,400
       Transfer agent fees .............................      18,626
       Directors fees ..................................       2,000
       Audit fees ......................................       9,000
       Insurance .......................................       6,268
       Custody fees ....................................       3,885
       Legal fees ......................................       4,500
       Printing and postage expense ....................       7,274
       Other expenses ..................................       4,165
                                                           ---------
         Total expenses ................................      90,632

       Less:  expense reimbursement from
         investment advisor  (Note 3) ..................     (69,426)
                                                           ---------
         Net expenses ..................................      21,206
                                                           ---------
         Net investment loss ...........................      (8,984)
                                                           ---------

NET REALIZED AND UNREALIZED LOSSES
  ON INVESTMENTS: (NOTE 2)
       Net realized loss on investments ................     (15,035)
       Net increase in unrealized depreciation
         on investments ................................    (159,537)
                                                           ---------
       Net loss on investments .........................    (174,572)
                                                           ---------

       Net decrease in net assets resulting
         from operations ...............................   $(183,556)
                                                           =========






                       See Notes to Financial Statements



                                IMPERIAL BANKFUND
                       Statement of Changes in Net Assets

                                                                  FOR THE
                                                                 YEAR ENDED
                                                              FEBRUARY 29, 2000
                                                              -----------------
OPERATIONS:
       Net investment loss ...................................   $    (8,984)
       Net realized loss from investment transactions ........       (15,035)
       Net increase in unrealized depreciation on investments.      (159,537)
                                                                 -----------
       Net decrease in net assets resulting from operations ..      (183,556)
                                                                 -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
       Dividends from net investment income ..................             0
       Distributions from net realized gains on investments ..             0

FUND SHARE TRANSACTIONS:
       Proceeds from shares sold .............................     1,148,971
       Dividends reinvested ..................................             0
       Payment for shares redeemed ...........................       (11,221)
                                                                 -----------
       Net increase in net assets from fund share transactions     1,137,750
                                                                 -----------

       Net increase in net assets ............................       954,194

NET ASSETS, BEGINNING
   OF PERIOD .................................................       100,000
                                                                 -----------

NET ASSETS, END OF PERIOD ....................................   $ 1,054,194
                                                                 ===========









                       See Notes to Financial Statements.


                                IMPERIAL BANKFUND
                              FINANCIAL HIGHLIGHTS
              (FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                          FOR THE
                                                         YEAR ENDED
                                                      FEBRUARY 29, 2000
                                                      -----------------

NET ASSET VALUE, BEGINNING OF PERIOD ...............   $      10.00
                                                       ------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment loss ................................          (0.11)
Net realized and unrealized loss on investments ....          (1.43)
                                                       ------------
Total from investment operations ...................          (1.54)
                                                       ------------

LESS DISTRIBUTIONS
Dividends from net investment income ...............           0.00
Distributions from net realized gains ..............           0.00
                                                       ------------
Total dividends and distributions ..................           0.00
                                                       ------------
Net asset value, end of period .....................   $       8.46
                                                       ============
Total return* ......................................         (15.40%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands) ...........   $      1,054
Ratio of expenses to average
     net assets, net of reimbursement ..............           2.75%
Ratio of expenses to average
     net assets, before reimbursement ..............          11.75%
Ratio of net investment loss to average
     net assets, net of reimbursement ..............          (1.17%)
Ratio of net investment loss to average
     net assets, before reimbursement ..............         (10.17%)
Portfolio turnover rate ............................           8.79%


* The return does not include the effect of the Fund's sales charge.





                       See Notes to Financial Statements.

[GRAPH DELETED HERE]

     GRAPH DEPICTS THE COMPARISON OF THE PERFORMANCE OF A $10,000 INVESTMENT IN THE IMPERIAL BANKFUND AND THE S&P BANK INDEX FOR THE PERIOD OF FEBRUARY 1999 THROUGH FEBRUARY 2000.


   IMPERIAL BANK FUND               S&P BANK INDEX
   ------------------               --------------

  MONTH        ENDING $           MONTH     ENDING $
               AMOUNT                        AMOUNT
  -----        --------           -----     --------

  3/1/99       $9,523.81          3/1/99   $10,000.00
 3/31/99       $9,752.38         3/31/99   $10,104.71
 4/30/99      $10,838.10         4/30/99   $10,859.89
 5/31/99       $9,752.38         5/31/99   $10,105.62
 6/30/99      $10,171.43         6/30/99   $10,678.12
 7/31/99       $9,123.81         7/31/99    $9,860.39
 8/31/99       $8,361.90         8/31/99    $9,407.10
 9/30/99       $8,152.38         9/30/99    $8,820.09
10/31/99       $9,228.57        10/31/99   $10,178.29
11/30/99       $8,923.81        11/30/99    $9,427.95
12/31/99       $8,961.90        12/31/99    $8,541.92
 1/31/00       $8,552.38         1/31/00    $8,355.92
 2/29/00       $8,057.14         2/29/00    $7,324.99




The current maximum sales charge payable on an investment in the Fund is 4.75%. At public offering price of $10,000, the net investment in the Fund would be $9,525, assuming no waiver or reduction of sales charges. The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

                                IMPERIAL BANKFUND
                          NOTES TO FINANCIAL STATEMENTS
                                FEBRUARY 29, 2000


NOTE 1.  ORGANIZATION

           Imperial BankFund (the "Fund"), is a series of Questar Funds, Inc. (the "Company"), organized as a Maryland Corporation, incorporated on February 13, 1998, and registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation with income as a secondary objective by investing in a portfolio consisting primarily of equity securities of regional banks, lending institutions and financial services companies. The Fund commenced operations on March 1, 1999.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

         The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

A. SECURITY VALUATION - Securities for which market quotations are readily available are valued at market value. Portfolio securities for which market quotations are not considered readily available are stated at fair value on the basis of valuations furnished by a pricing service approved by the Board of Directors. The pricing service determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Short-term investments held by the Fund that mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

C. FEDERAL INCOME TAXES - The Fund intends to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to shareholders on the ex-dividend date. The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.

E. USE OF ESTIMATES - The preparation of financial statements in conformity with general accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

F. OTHER- Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital.

  NOTE 3.  INVESTMENT ADVISORY AGREEMENT

           The Fund has an investment advisory agreement with Retirement Planning Company of New England, Inc. ("Advisor"). Under this agreement, the Advisor provides the Fund with investment advice and supervises the Fund's management and investment programs for which the Fund pays a monthly advisory fee equal, to 1.00% of its average daily net assets. The Advisor has voluntarily agreed to waive its advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's total annual operating expense ratio exceeds 2.75%. For the year ended February 29, 2000, Retirement Planning Company of New England earned investment advisory fees of $7,677 with $69,426 reimbursed to the Fund for expenses.

                                IMPERIAL BANKFUND
                          NOTES TO FINANCIAL STATEMENTS
                                FEBRUARY 29, 2000
                                   (CONTINUED)


NOTE 4.  FUND ADMINISTRATION AGREEMENT

           The Fund has an administration agreement with American Data Services, Inc. ("ADS" or the "Administrator"), of which the Fund's President is also an officer. Under this agreement, the Administrator provides the Fund with administrative, transfer agency, and fund accounting services. For the services rendered to the Fund by the Administrator, the Fund pays the Administrator a monthly fee equal to 1/12th of 0.175% of the first $75 million, 1/12th of 0.125% of the next $75 million, and 1/12th of 0.075% of the remaining balance of the Fund's average daily net assets. The fee is subject to a monthly minimum of $1,950. The Fund also reimburses the Administrator for any out-of-pocket expenses. For the year ended February 29, 2000, American Data Services, Inc. earned $42,026 for administrative, transfer agency, and fund accounting services.


NOTE 5.  DISTRIBUTION FEES

           The Board of Directors has adopted a Distribution Plan applicable to the Fund under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder. ADS Distributors, Inc. (the "Distributor"), of which the Fund's president is also an officer, serves as the Fund's distributor. Pursuant to the Plan, the Distributor will receive a monthly fee equal to 0.50% of its average daily net assets, on an annual basis, to enable it to provide marketing and promotional support to the Fund, shareholder servicing and maintaining shareholder accounts and to make payments to broker/dealers and other financial institutions with which it has written agreements and whose clients are Fund shareholders for providing distribution assistance. Fees paid under the Plan may not be waived for individual shareholders. For the year ended February 29, 2000, the Fund incurred distribution expenses of $3,837. The Distributor also received $1,962 as its portion of the sales charge on sales of shares of the Fund during the year ended February 29, 2000.


NOTE 6. CAPITAL SHARE TRANSACTIONS

           At February 29, 2000, there were 1 million shares of $.001 par value capital stock authorized and total total par value and paid in capital aggregated $1,228,766.

          Transactions in capital stock were as follows:

                                                         FOR THE YEAR ENDED
                                                         FEBRUARY 29, 2000
                                                         -----------------
                                                        SHARES       AMOUNT
                                                        ------       ------

          Shares sold................................. 115,943    $1,148,971

          Shares issued for dividend reinvestment.....       0             0

          Shares repurchased..........................(  1,288)  (    11,221)
                                                      ---------   -----------
                                                       114,655    $1,137,750

                                IMPERIAL BANKFUND
                          NOTES TO FINANCIAL STATEMENTS
                                FEBRUARY 29, 2000
                                   (CONTINUED)


NOTE 7.  INVESTMENTS

           Purchases and sales of investment securities, excluding short term securities, for the year ended February 29, 2000 aggregated $1,232,966 and $59,797, respectively. The gross unrealized appreciation for all securities totaled $51,934 and the gross unrealized depreciation for all securities totaled $211,471, or a net unrealized depreciation of $159,537. The aggregate cost of securities for federal income tax purposes at February 29, 2000 was $1,207,135.

                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------



To The Shareholders and
Board of Trustees
Imperial BankFund (a series of Questar Funds, Inc.)

We have audited the accompanying statement of assets and liabilities of the Imperial BankFund, including the schedule of portfolio investments, as of February 29, 2000, and the related statement of operations, statement of changes in net assets and financial highlights for the period from March 1, 1999 (commencement of operations) to February 29, 2000 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of February 29, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Imperial BankFund as of February 29,2000, the results of its operations, the changes in its net assets, and the financial highlights for the period from March 1, 1999 (commencement of operations) to February 29, 2000 in the period then ended, in conformity with generally accepted accounting principles.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
March 17, 2000

                               INVESTMENT ADVISOR
                           Retirement Planning Company
                              of New England, Inc.
                               One Richmond Square
                         Providence, Rhode Island 02906

                                  LEGAL COUNSEL
                             Spitzer & Feldman P.C.
                                 405 Park Avenue
                               New York, NY 10022

                              INDEPENDENT AUDITORS
                        McCurdy & Associates CPA's, Inc.
                               27955 Clemens Road
                               Westlake, OH 44145

                                  ADMINISTRATOR
                          American Data Services, Inc.
                          150 Motor Parkway, Suite 109
                               Hauppauge, NY 11788

                                   DISTRIBUTOR
                             ADS Distributors, Inc.
                          150 Motor Parkway, Suite 109
                               Hauppauge, NY 11788

                          TRANSFER AGENT (ALL PURCHASE
                            AND REDEMPTION REQUESTS)
                          American Data Services, Inc.
                          150 Motor Parkway, Suite 109
                               Hauppauge, NY 11788

                                    CUSTODIAN
                                Firstar Bank N.A.
                                425 Walnut Street
                              Cincinnati, OH 45202






  This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.